Exhibit 10.2

--------------------------------------------------------------------------------


                               Dated 1st July 2004





                        AUSTRALIAN OIL & GAS CORPORATION
                         (Incorporated in Delaware, USA)

                                       and

                        AUSTRALIS MINING FINANCE PTY LTD
                                (ACN 004 857 489)


                                      with



                         ALPHA OIL & NATURAL GAS PTY LTD
                                (ACN 088 272 726)



--------------------------------------------------------------------------------



                        PRELIMINARY AGREEMENT TO ACQUIRE
                         ALPHA OIL & NATURAL GAS PTY LTD



--------------------------------------------------------------------------------

THIS PRELIMINARY AGREEMENT is made the 1st day of July 2004.
--------------------------

BETWEEN

AUSTRALIAN OIL & GAS CORPORATION of 2480 North Tolemac Way, Prescott,
---------------------------------

Arizona 86305 ("AOGC"); and

AUSTRALIS MINING FINANCE PTY LTD of Level 25, 500 Collins Street, Melbourne,
--------------------------------    Victoria 3000

("Vendor"), and

ALPHA OIL & NATURAL GAS PTY LTD of Level 25, 500 Collins Street,
--------------------------------

Melbourne, Victoria 3000 ("Alpha")


IT IS HEREBY AGREED AS FOLLOWS:

8. AOGC agrees to acquire from the Vendor and the Vendor agrees to procure the sale all of the outstanding shares of Alpha, save and except those owned by Nations Natural Gas Pty Ltd (which is intended to be acquired by Gascorp, Inc in a subsequent transaction).

9. Upon acquisition, Alpha's only asset will be a 20% interest in the permits of the Browse Joint Venture, (WA-332-P, WA-333-P, WA-341-P and WA-342-P) (the Permits).

10. All past and accumulated outstanding liabilities of Alpha associated with the acquisition, exploration and maintenance of the Permits will be maintained by Alpha and assumed by AOGC, such that the transferors of shares in Alpha shall not at any time be obliged to discharge these liabilities.

11. The shareholders of Alpha shall, upon satisfaction of all conditions, be entitled to receive 2,000,002 shares of common stock of AOGC as consideration for Alpha, which shall be divided amongst Alpha shareholders in such proportions as the Alpha shareholders may decide.

12. Any liabilities of Alpha, other than those associated with the Permits, shall be dealt with by the shareholders of Alpha and discharged to the satisfaction of AOGC.


13. Securities held by Alpha as trustee for other parties shall either be transferred to the beneficiaries of such securities or shall, at the election of the beneficiaries, continue to be held by Alpha as bare trustee for the beneficiaries.

14. The transaction is subject to execution of formal documentation, satisfactory to AOGC and the Vendor.

15. The formal documentation shall be subject to all necessary regulatory and shareholder consents (if any are required).

IN WITNESS WHEREOF the parties hereto have hereunto set their hands the day
-------------------

first hereinbefore mentioned.


SIGNED FOR AND ON BEHALF of
-------------------------


AUSTRALIAN OIL & GAS CORPORATION

by authority of the Directors and
in the presence of:                                           /s/ D.B. Hill
                                                              -------------
                                                              D.B.Hill
                                                              Director

/s/ M.A. Muzzin
---------------
M.A.Muzzin
Witness


SIGNED FOR AND ON BEHALF of
-------------------------

AUSTRALIS MINING FINANCE PTY LTD the VENDOR
---------------------------------    ------

by authority of the Directors and
in the presence of                                       /s/ E. Geoffrey Albers
                                                         ----------------------
                                                         E.Geoffrey Albers
                                                         Director

/s/ M.A. Muzzin
----------------
M.A.Muzzin
Witness


SIGNED FOR AND ON BEHALF of
-------------------------


ALPHA OIL & NATURAL GAS PTY LTD

by authority of the Directors and
in the presence of:                                      /s/ E. Geoffrey Albers
                                                         ----------------------
                                                         E.Geoffrey Albers
                                                         Director
/s/ M.A. Muzzin
---------------
M.A.Muzzin
Witness